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                                                                EXHIBIT 10.13

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ("WARRANTS") AND THE UNDERLYING WARRANT SHARES ("WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, THE WARRANTS AND WARRANT SHARES MAY NOT BE OFFERED OR SOLD TO ANY U.S. PERSON, THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES (EXCEPT AS PERMITTED BY REGULATION S), AND THE WARRANT SHARES MAY NOT BE DELIVERED IN THE UNITED STATES, UNLESS, IN EACH CASE, THE WARRANTS AND WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ENCUMBERED EXCEPT UNDER THE LAWS OF DESCENT AND DISTRIBUTION OR BY OPERATION OF LAW.

                       WARRANTS TO PURCHASE COMMON STOCK

         MICROTEL INTERNATIONAL, INC., a Delaware corporation (the "Company") hereby grants to __________________________________________ (the "Holder")
_____________________ (____) non-transferable warrants (the "Warrants") for the purchase of common stock of the Company (the "Common Stock"), with each whole Warrant entitling the Holder to purchase one share of Common Stock (each a "Warrant Share" and collectively the "Warrant Shares") on the terms and subject to the conditions set forth herein. The Warrants have been issued pursuant to a Subscription Agreement dated for reference purposes as of March 21, 1997 entered into between the Holder and the Company (the "Subscription Agreement") and as part of a larger private offering by the Company described in that certain Confidential Offering Memorandum of the Company dated March 21, 1997.

         1. TERM. The Warrants may be exercised, in whole or in part, at any time and from time to time from the date hereof until 5:00 Pacific Time on April __, 2000 (the "Exercise Period").

         2. EXERCISE PRICE. The initial exercise price of each whole Warrant shall be $3.45 (the "Exercise Price"). The Exercise Price shall be subject to adjustment as provided in Section 10.

         3. EXERCISE OF WARRANTS. The Warrants are exercisable on the terms provided herein at any time during the Exercise Period by the surrender of this certificate to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full, in immediately available funds, of the amount of the aggregate Exercise Price of the Warrant Shares being purchased upon such exercise. The Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this certificate is surrendered together with the completed Notice of Exercise and payment in full as required above (the "Exercise Date"). The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable

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thereafter. It shall be a condition to the exercise of the Warrants that the
Holder or any transferee hereof certify to the Company, at the time of exercise, either that the Holder is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act")) and that the Warrants are not being exercised on behalf of a U.S. person, or to provide an opinion of counsel reasonably satisfactory to the Company that the Warrants and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available. It shall be a further condition to the exercise of the Warrants that the Warrants may not be exercised in the United States and the Warrant Shares may not be delivered in the United States absent registration under the Securities Act or an available exemption from registration, unless otherwise permitted by Regulation S.

         4. FRACTIONAL INTEREST. In lieu of issuing fractional shares of Common Stock upon exercise of the Warrants, the Company may pay the Holder a cash amount determined by multiplying the fraction of a share otherwise issuable by the Fair Market Value of one share of Common Stock. For this purpose, "Fair Market Value" means the average closing sale price for the ten trading days immediately preceding the Exercise Date or, if there is no last-sale reporting for the Common Stock at such time, then the value as determined in good faith by the Board of Directors of the Company.

         5. WARRANTS CONFER NO RIGHTS OF STOCKHOLDER. The Holder shall not have any rights as a stockholder of the Company with regard to the Warrant Shares prior to the Exercise Date for any actual purchase of Warrant Shares.

         6. REDEMPTION. The Warrants may be redeemed by the Company at any time for cash at the price of $.05 per Warrant, provided that (i) the Warrant Shares have been registered for resale pursuant to the Securities Act, (ii) written notice of the redemption (the "Redemption Notice") is delivered by the Company to the Holder not less than 30 days prior to the date of redemption (the "Redemption Date"), and (iii) the last sale price of the Common Stock on the Nasdaq SmallCap Market or National Market System, or on a national securities exchange in the United States, for ten consecutive trading days is equal to or exceeds 150% of the Exercise Price of the Warrants (as adjusted). Following delivery of the Redemption Notice, the Holder may continue to exercise the Warrants in whole or in part on the terms provided herein until the last business day prior to the Redemption Date.

         7. INVESTMENT REPRESENTATION. Neither the Warrants nor the Warrant Shares issuable upon the exercise of the Warrants have been registered under the Securities Act or any state securities laws. The Holder acknowledges by acceptance of this certificate that, as of the date of this Warrant and at the time of exercise, (a) the Holder has acquired the Warrants or the Warrant Shares, as the case may be, for investment and not with a view to distribution; and either (b) the Holder has a pre-existing personal or business relationship with the Company or its executive officers, or by reason of the Holder's business or financial experience the Holder has the capacity to protect the Holder's own interests in connection with the transaction; and (c) the Holder is an accredited investor as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Holder agrees, by acceptance of this certificate, that any Warrant Shares purchased upon exercise of the Warrants may have to be held indefinitely, until registered and qualified for resale pursuant to Section 8, or until an exemption from registration is available, as

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evidenced by an opinion of counsel reasonably satisfactory to the Company. The
Holder, by acceptance of this certificate, consents to the placement of a restrictive legend (the "Legend") on the certificates representing any Warrant Shares that are purchased upon exercise of the Warrants during the applicable restricted period under Regulation S or any other applicable restricted period under the Securities Act. The Legend shall be in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("STATE LAWS") OR ANY SECURITIES LAWS OF JURISDICTIONS OUTSIDE OF THE UNITED STATES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON," AS THAT TERM IS DEFINED IN REGULATION S UNDER THE SECURITIES ACT, EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT COVERING THE SECURITIES, OR (2) UPON DELIVERY TO THE COMPANY OF AN OPINION OF U.S. COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE SECURITIES MAY BE TRANSFERRED WITHOUT REGISTRATION PURSUANT TO (A) RULE 144, RULE 144A, OR RULE 904 OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OR (B) ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

         8. REGISTRATION RIGHTS. The Warrant Shares which are purchasable upon exercise of the Warrants are entitled to the registration rights which are set forth in Section 9 of the Subscription Agreement.

         9. RESERVATION OF SHARES. The Company agrees that, at all times during the Exercise Period, the Company will have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of the Warrants, a sufficient number of shares of its Common Stock to provide for the issuance of the Warrant Shares.

         10. ADJUSTMENT FOR CHANGES IN CAPITAL STOCK. If the Company at any time during the Exercise Period shall, by subdivision, combination or reclassification of securities, change any of the securities into which the Warrants are exercisable into the same or a different number of securities of any class or classes, the Warrants shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares if the Warrant Shares had been outstanding immediately prior to such subdivision, combination, or reclassification. If shares of the Company's Common Stock are subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant Shares upon exercise of the Warrants shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased; and conversely, if shares of the Company's Common Stock are combined into a smaller number of shares of Common Stock, the Exercise Price shall be proportionately increased, and the number of Warrant Shares shall be proportionately decreased.

         11. LOSS, THEFT, DESTRUCTION OR MUTILATION OF CERTIFICATE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate representing the Warrants or the Warrant Shares (referred to herein as the "original

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certificate"), and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the original certificate if mutilated, the Company will make and deliver a new certificate of like tenor in lieu of the original certificate.

         12. ASSIGNMENT. The Warrants may not be transferred, sold, pledged, hypothecated or encumbered except under the laws of descent and distribution or by operation of law. The Warrants may not be exercised by or on behalf of any U.S. person, the Warrants and Warrant Shares may not be offered or sold to any U.S. person, the Warrants may not be exercised in the United States (except as permitted by Regulation S), and the Warrant Shares may not be delivered in the United States, unless, in each case, the Warrants and Warrant Shares have been registered under the Securities Act or an exemption from such registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company.

         13. GENERAL. This certificate shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California. The headings herein are for purposes of convenience and reference only and shall not be used to construe or interpret the terms of this certificate. The terms of this certificate may be amended, waived, discharged or terminated only by a written instrument signed by both the Company and the Holder. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.


Dated: April __, 1997


                              MICROTEL INTERNATIONAL, INC.


                              By: /s/ Carmine T. Oliva
                                 __________________________________________
                                 (Authorized Signature)

                                  President and CEO
                                 __________________________________________
                                 (Name and Title)





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                               NOTICE OF EXERCISE

To:      MicroTel International, Inc. (the "Company")

         1. The undersigned hereby elects to exercise a total of ___________ Warrants for the purchase of a like number of Warrant Shares, and tenders herewith payment of the Exercise Price for such shares in full.

         2. In exercising the Warrants, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired solely for the account of the undersigned for investment, and that the undersigned will not offer, sell or otherwise dispose of any of the Warrant Shares unless the Warrant Shares have been registered under the Securities Act or an exemption from such registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company.

         3. The undersigned hereby certifies that either (i) the undersigned is not a U.S. person (as such term is defined in Regulation S under the Securities
Act), or (ii) the undersigned has delivered to the Company an opinion of counsel to the effect that the Warrants and the Warrant Shares have been registered under the Securities Act or an exemption from such registration is available.

         4. The undersigned further certifies that the Warrants are not being exercised in the United States and understands and agrees that the Warrant Shares may not be delivered in the United States, except as permitted by Regulation S, absent registration under the Securities Act or an available exemption from such registration.

         5. Please issue a certificate representing the Warrant Shares in the name of the Holder and deliver the certificate to the address set forth below.

         6. Please issue a new certificate representing the unexercised portion (if any) of the Warrants in the name of the Holder and deliver the certificate to the address set forth below.

Dated: _____________________       ____________________________________________
                                   (Name of Holder)

                                   ____________________________________________
                                   (Authorized Signature)


                                   Address for Delivery:


                                   ____________________________________________

                                   ____________________________________________

                                   ____________________________________________

                                   ____________________________________________

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